UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2009
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25548 (Commission File Number)	84-1010269 (IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California (Address of principal executive offices)	92708 (Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     To the extent required by Item 5.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 5.02.
Section 8 — Financial Statements and Exhibits

Item 8.01.	Other Events
     Effective January 12, 2009, Mr. Anthony Nobles resigned from Registrant’s Board of Directors (the “Board”) and from his positions as President and Chief Science Officer of Registrant, and such resignations were accepted by the Board pursuant at a meeting held on that same date. Mr. Nobles remains an employee of Registrant in accordance with the remainder of the terms of his employment agreement.
     Mr. Nobles is the President and Chief Executive Officer and a director of Nobles Medical Technologies, Inc, a Delaware corporation (“Nobles Medical”). On December 12, 2008, Registrant entered into an Asset Purchase Agreement providing for the sale of all of Registrant’s non-cash assets and $3.0 million of its cash and cash equivalents to Nobles Medical in exchange for a cash payment of $6.75 million. Since November 3, 2008 and pursuant to a letter agreement between the parties, Nobles Medical and its designated representatives have been managing and been in charge of the operations and day-to-day business of Registrant, subject to oversight by Registrant’s Board of Directors as is required for the Board to exercise its fiduciary duties.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell Company Transactions

Not Applicable

(d)	Exhibits.

None

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: January 16, 2009	/s/ Brian Abraham
Brian Abraham
Chief Executive Officer